Exhibit 99(a)(5)(xvi)

From: Rodenburg J.J. (Jan) (KPNCC M&A Management)
Sent: Wednesday, April 29, 2009 4:22:10AM
To: Manning, Matthew (IBD)
Cc: Braat, D. (Daniel) (KPNCC M&A Management); Terry, Ari (IBD); Uematsu, K. (Kenji) (KPNCC M&A Management); Kadaba, Arvind (IBD); Cahu, Dominique (IBD); Fincher, James D (IBD)
Subject: Project Celtic - Business Case

Attachments: 090429 Project Celtic - Business Case v_senttoMS.xls

Matthew and MS team,

Please find attached the Business Case we have prepared which will serve as the basis for our discussion on Friday.

We propose to have the call at 17:00 CET /11:00 EST. Could you advice whether this time suits you and if its possible to use the regular dial-in below. If not, I’ll provide with a KPN dial-in.

Looking forward to discussing the business case with you and please let us know should you have any questions.

Kind regards,

Jan

ACCESS CODE
Participant Code: 987362
DIAL-IN INSTRUCTIONS
MS Internal Ext: 000-1313
NA Access:	New York: + 1 718754-6999/914225-6999
EU Access:	London: + 44 20 7425-2721 / 7677-2721
UAE: +971 4709 7200
ASIA Access:	Tokyo: +81 3 5424-5253 / +81 36401-5253
Hong Kong: +8522239-1616
Melbourne/Sydney: +61 3 9256-8919/+61 29770-1321
Mumbai: +91 22 2209-7896
Seoul: +82 2 3275-4646
Shanghai/Beijing: +8621 2321-2199 / +86 10 6536-2727
Singapore: +65 6834-6262
Taipei: +886 22730-1760

Toll free- NA: + 1 877 777-8895
*Toll free-Non-NA: **Intl dial code - 80 07 770-0000
*Toll free- Non-NA may not be not fully supported in all regions within a country where available. In the event access is denied, please use one of the local access numbers listed above.
**Intl dial code is different in different countries, please refer to HYPERLINK “http://iconf/”http://iConf website for complete list by country.

Jan Rodenburg

KPN Royal Dutch Telecom

Mergers & Acquisitions

Maanplein 55

2516 CK The Hague

JX 096

Confidential	KPN00029988

The Netherlands

Tel: +31 70 3434 861

Mob: +31 647142925

Email: HYPERLINK “mailto:jan.rodenburg@kpn.com”jan.rodenburg@kpn.com

Confidential	KPN00029989

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Mergers and Acquisitions
kpn

	A	B	C	D	E	F	G	H	I	J	K	L
1												
2		**Project Celtic - Business Case**										
3												
4							**Q1 2007**	**Q2 2007**	**Q3 2007**	**Q4 2007**	**2007**	**Q1 2008**
5		**Revenue and margin drivers**										
6												
7			Minutes of Use (in bn)									
8				Wholesale								4.800
9					*Growth Q/Q*							
10					*Growth Y/Y*							
11				Outsourced								0.500
12					*Growth Q/Q*							
13					*Growth Y/Y*							
14				Retail								0.500
15					*Growth Q/Q*							
16					*Growth Y/Y*							
17			Total minutes of use				5.500	5.900	6.200	6.200	23.800	5.800
18					*Growth Q/Q*							
19					*Growth Y/Y*							*5.5%*
20												
21			Price per minute									
22				Wholesale								0.053
23					*Growth Q/Q*							
24					*Growth Y/Y*							
25				Outsourced								0.100
26					*Growth Q/Q*							
27					*Growth Y/Y*							
28				Retail								0.041
29					*Growth Q/Q*							
30					*Growth Y/Y*							
31			Aggregate price per minute				0.059	0.059	0.059	0.059		0.056
32					*Growth Q/Q*							
33					*Growth Y/Y*							
34												
35			Cost per minute									
36				Wholesale								0.048
37					*Growth Q/Q*							
38					*Growth Y/Y*							
39				Outsourced								0.000
40					*Growth Q/Q*							
41					*Growth Y/Y*							
42				Retail								0.034
43					*Growth Q/Q*							
44					*Growth Y/Y*							
45			Aggregrate cost per minute									0.050
46					*Growth Q/Q*							
47					*Growth Y/Y*							
48												
49			Margin per minute									
50				Wholesale								0.005
51					*Margin*							*8.5%*
52				Outsourced								0.020
53					*Margin*							*20.4%*
54				Retail								0.007
55					*Margin*							*16.9%*
56			Total Margin per minute									0.006
57					*Margin*							*10.9%*
58												

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Mergers and Acquisitions kpn Q1 2007 Q2 2007 Q3 2007 Q4 2007 2007 Q1 2008
P&L Revenue Wholesale Outsourced Retail Total revenue Growth Y/Y Cost of sale Wholesale Outsourced Retail Total Cost of sale Gross profit Wholesale Outsourced Retail Total gross profits Margin Operating expenses Research & Development % of revenue SG&A % of revenue Total Opex $ of revenue EBITDA Margin D&A PPE % of revenue Amortization intangibles % of revenue Depreciation A Amortization % of revenue Stock-based compensation EBIT Margin Taxes on EBIT Tax rate Interest income Interest expense Taxes paid Implied tax rate Net income Cash flow Capex (Cumulative for year) Capex (Period) % of sales
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AUTOPATH	Mergers and Acquisitions
kpn

	A	B	C	D	E	F	G	H	I	J	K	L
4							Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007	Q1 2008
119
120		EBITDA less capex										5.6

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Mergers and Acquisitions
kpn

	B	C	D	E	F	M	N	O	P	Q	R	S
1												
2	**Project Celtic - Business Case**											
3												
4						Q2 2008	Q3 2008	Q4 2008	2008	Q1 2009	Q2 2009	Q3 2009
5	**Revenue and margin drivers**											
6												
7		Minutes of Use (in bn)										
8			Wholesale			4.900	4.500	4.400	18.600	3.916	3.916	3.955
9				Growth Q/Q		2.1%	(8.2%)	(2.2%)		(11.0%)	0.0%	1.0%
10				Growth Y/Y						(10.4%)	(20.1%)	(12.1%)
11			Outsourced			0.700	0.700	0.700	2.600	0.644	0.644	0.650
12				Growth Q/Q		40.0%	0.0%	0.0%		(8.0%)	0.0%	1.0%
13				Growth Y/Y						28.8%	(8.0%)	(7.1%)
14			Retail			0.500	0.700	0.600	2.300	0.570	0.564	0.567
15				Growth Q/Q		0.0%	40.0%	(14.3%)		(5.0%)	(1.0%)	0.5%
16				Growth Y/Y						14.0%	12.9%	(19.0%)
17		Total minutes of use				6.100	5.900	5.700	23.500	5.130	5.124	5.173
18				Growth Q/Q		5.2%	(3.3%)	(3.4%)		(10.0%)	(0.1%)	0.9%
19				Growth Y/Y		3.4%	(4.8%)	(8.1%)	(1.3%)	(11.6%)	(16.0%)	(12.3%)
20												
21		Price per minute										
22			Wholesale			0.056	0.053	0.050	0.053	0.047	0.046	0.046
23				Growth Q/Q		4.9%	(4.8%)	(5.2%)		(6.7%)	(1.0%)	(1.0%)
24				Growth Y/Y						(11.6%)	(16.6%)	(13.3%)
25			Outsourced			0.097	0.101	0.076	0.093	0.075	0.074	0.073
26				Growth Q/Q		(3.6%)	4.0%	(24.3%)		(2.3%)	(1.0%)	(1.0%)
27				Growth Y/Y						(25.8%)	(23.8%)	(27.5%)
28			Retail			0.042	0.042	0.043	0.042	0.042	0.042	0.042
29				Growth Q/Q		1.1%	1.0%	2.0%		(1.0%)	(1.0%)	(1.0%)
30				Growth Y/Y						3.1%	0.9%	(1.6%)
31		Aggregate price per minute				0.059	0.057	0.053	0.056	0.050	0.049	0.049
32				Growth Q/Q		5.6%	(3.1%)	(8.2%)		(5.3%)	(1.0%)	(1.0%)
33				Growth Y/Y						(21.1%)	(16.6%)	(14.6%)
34												
35		Cost per minute										
36			Wholesale			0.051	0.049	0.046	0.049	0.042	0.041	0.041
37				Growth Q/Q		4.8%	(3.6%)	(5.5%)		(9.7%)	(1.0%)	(1.0%)
38				Growth Y/Y						(13.8%)	(18.5%)	(16.4%)
39			Outsourced			0.081	0.084	0.062	0.077	0.063	0.063	0.062
40				Growth Q/Q		1.4%	3.3%	(25.7%)		7.0%	(0.3%)	(0.6%)
41				Growth Y/Y						(21.4%)	(22.7%)	(25.6%)
42			Retail			0.036	0.038	0.036	0.036	0.036	0.036	0.035
43				Growth Q/Q		5.3%	6.0%	(4.7%)		(1.0%)	(1.0%)	(1.0%)
44				Growth Y/Y						5.2%	(1.1%)	(7.6%)
45		Aggregrate cost per minute				0.053	0.052	0.047	0.051	0.044	0.043	0.043
46				Growth Q/Q		6.2%	(2.3%)	(9.0%)		(7.2%)	(0.8%)	(0.9%)
47				Growth Y/Y						(12.3%)	(18.1%)	(17.0%)
48												
49		Margin per minute										
50			Wholesale			0.005	0.004	0.004	0.004	0.005	0.005	0.005
51				Margin		8.7%	7.5%	7.0%	6.2%	10.0%	10.0%	10.0%
52			Outsourced			0.016	0.017	0.014	0.016	0.012	0.011	0.011
53				Margin		16.2%	16.7%	18.4%	17.7%	15.6%	15.0%	14.6%
54			Retail			0.006	0.004	0.007	0.006	0.006	0.006	0.006
55				Margin		13.5%	9.2%	15.2%	13.3%	15.2%	15.2%	15.2%
56		Total Margin per minute				0.006	0.005	0.005	0.006	0.006	0.006	0.006
57				Margin		10.4%	9.6%	10.3%	10.3%	12.1%	12.0%	11.9%
58												

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KPN00029993

Mergers and Acquisitions kpn P&L Q2 2008 Q3 2008 Q4 2008 2008 Q1 2009 Q2 2009 Q2 2009 Q3 2009 Revenue Wholesale Outsourced Retail Total revenue Growth Y/Y Cost of sale Wholesale Outsourced Retail Total Cost of sale Gross profit Wholesale Outsourced Retail Total Gross Profit Margin Operating Expenses Research & Development % of revenue SG&A % of revenue Total Opex % of revenue EBITDA Margin D&A PPE % of revenue Amortization intangibles % of revenue Depreciation & Amortization % of revenue Stock-based compensation EBIT Margin Taxes on EBIT Tax rate Interest Income Interest expense Taxes paid Implied tax rate Net income Cash Flow Capex (Cumulative for year) Capex (Period) % of sales Strictly private and confidential Page 5 of 20 Print date:  AUTODATE Confidential KPN00029994

AUTOPATH	Mergers and Acquisitions
kpn

	B	C	D	E	F	M	N	O	P	Q	R	S
4						Q2 2008	Q3 2008	Q4 2008	2008	Q1 2009	Q2 2009	Q3 2009
119
120	EBITDA less capex					11.3	7.3	2.2	26.3	8.1	5.3	6.1

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Mergers and Acquisitions

kpn

	B	C	D	E	F	T	U	V	W	X	Y	Z
1												
2	**Project Celtic - Business Case**											
3												
4						**Q4 2009**	**2009**	**2010**	**2011**	**2012**	**2013**	**2014**
5	**Revenue and margin drivers**											
6												
7		Minutes of Use (in bn)										
8			Wholesale			4.034	15.821	16.929	17.775	18.309	18.858	19.424
9				*Growth Q/Q*		*2.0%*						
10				*Growth Y/Y*		*(8.3%)*	*(14.9%)*	*7.0%*	*5.0%*	*3.0%*	*3.0%*	*3.0%*
11			Outsourced			0.663	2.602	2.784	2.923	3.011	3.101	3.194
12				*Growth Q/Q*		*2.0%*						
13				*Growth Y/Y*		*(5.2%)*	*0.1%*	*7.0%*	*5.0%*	*3.0%*	*3.0%*	*3.0%*
14			Retail			0.573	2.274	2.388	2.460	2.509	2.534	2.559
15				*Growth Q/Q*		*5.0%*						
16				*Growth Y/Y*		*(4.5%)*	*(1.1%)*	*5.0%*	*3.0%*	*2.0%*	*1.0%*	*1.0%*
17		Total minutes of use				5.271	20.698	22.101	23.158	23.828	24.493	25.177
18				*Growth Q/Q*		*1.9%*						
19				*Growth Y/Y*		*(7.5%)*	*(11.9%)*	*6.8%*	*4.8%*	*2.9%*	*2.8%*	*2.8%*
20												
21		Price per minute										
22			Wholesale			0.045	0.046	0.044	0.042	0.042	0.042	0.041
23				*Growth Q/Q*		*(1.0%)*						
24				*Growth Y/Y*		*(9.5%)*	*(12.9%)*	*(5.0%)*	*(3.0%)*	*(1.0%)*	*(1.0%)*	*(1.0%)*
25			Outsourced			0.072	0.073	0.066	0.063	0.062	0.061	0.060
26				*Growth Q/Q*		*(1.0%)*						
27				*Growth Y/Y*		*(5.2%)*	*(21.1%)*	*(10.0%)*	*(5.0%)*	*(2.0%)*	*(1.5%)*	*(1.0%)*
28			Retail			0.041	0.042	0.041	0.040	0.039	0.039	0.038
29				*Growth Q/Q*		*(1.0%)*						
30				*Growth Y/Y*		*(3.9%)*	*(6.4%)*	*(2.0%)*	*(2.0%)*	*(2.0%)*	*(2.0%)*	*(2.0%)*
31		Aggregate price per minute				0.048	0.049	0.046	0.045	0.044	0.044	0.043
32				*Growth Q/Q*		*(1.0%)*						
33				*Growth Y/Y*		*(8.1%)*	*(12.9%)*	*(5.6%)*	*(3.2%)*	*(1.3%)*	*(1.2%)*	*(1.1%)*
34												
35		Cost per minute										
36			Wholesale			0.041	0.041	0.039	0.038	0.038	0.037	0.037
37				*Growth Q/Q*		*(1.0%)*						
38				*Growth Y/Y*		*(12.4%)*	*(15.4%)*	*(5.6%)*	*(3.0%)*	*(1.0%)*	*(1.0%)*	*(1.0%)*
39			Outsourced			0.062	0.062	0.057	0.055	0.054	0.054	0.053
40				*Growth Q/Q*		*(1.0%)*						
41				*Growth Y/Y*		*(0.9%)*	*(18.5%)*	*(9.0%)*	*(4.0%)*	*(0.7%)*	*(0.5%)*	*(1.0%)*
42			Retail			0.035	0.035	0.035	0.034	0.034	0.033	0.032
43				*Growth Q/Q*		*(1.0%)*						
44				*Growth Y/Y*		*(3.9%)*	*(2.5%)*	*(1.0%)*	*(2.0%)*	*(2.0%)*	*(2.0%)*	*(2.0%)*
45		Aggregrate cost per minute				0.043	0.043	0.041	0.040	0.039	0.039	0.039
46				*Growth Q/Q*		*(1.0%)*						
47				*Growth Y/Y*		*(9.7%)*	*(14.5%)*	*(5.0%)*	*(3.1%)*	*(1.0%)*	*(1.0%)*	*(1.1%)*
48												
49		Margin per minute										
50			Wholesale			0.005	0.005	0.005	0.004	0.004	0.004	0.004
51				*Margin*		*10.0%*	*10.0%*	*10.4%*	*10.4%*	*10.4%*	*10.4%*	*10.4%*
52			Outsourced			0.011	0.011	0.009	0.008	0.007	0.007	0.007
53				*Margin*		*14.6%*	*15.0%*	*14.0%*	*13.1%*	*12.0%*	*11.1%*	*11.1%*
54			Retail			0.006	0.006	0.006	0.006	0.006	0.006	0.005
55				*Margin*		*15.2%*	*15.2%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*
56		Total Margin per minute				0.006	0.006	0.005	0.005	0.005	0.005	0.005
57				*Margin*		*11.9%*	*12.0%*	*11.4%*	*11.3%*	*11.1%*	*10.9%*	*10.9%*
58												

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KPN00029996

AUTOPATH  Mergers and Acquisitions kpn Project Celtic - Business Case Q4 2009 2009 2010 2011 2012 2013 2014 P&L Revenue Wholesale Outsourced Retail Total revenue Growth Y/Y Cost of sale Wholesale Outsourced Retail Total Cost of sale Gross profit Wholesale Outsourced Retail Total gross profit Margin Operating expenses Research & Development % of revenue SG&A $ of revenue Total Opex % of revenue EBITDA Margin D&A PPE % of revenue Amortization intangibles % of revenue Depreciation & Amortization % of revenue Stock-based compensation EBIT Margin Taxes on EBIT Tax rate Interest income Interest expense Taxes paid Implied tax rate Net income Cash flow Capex (Cumulative for year) Capex (period) % of sales Strictly private and confidential Page 8 of 20 Print date:  AUTODATE Confidential KPN00029997

AUTOPATH	Mergers and Acquisitions
kpn

	B	C	D	E	F	T	U	V	W	X	Y	Z
4						Q4 2009	2009	2010	2011	2012	2013	2014
119
120	EBITDA less capex					6.9	26.5	22.9	21.4	19.6	18.1	18.3

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Mergers and Acquisitions
kpn

	B	C	D	E	F	AA	AB	AC	AD	AE
1										
2	**Project Celtic - Business Case**									
3										
4						**2015**	**2016**	**2017**	**2018**	9-year CAGR
5	**Revenue and margin drivers**									
6										
7		Minutes of Use (in bn)								
8			Wholesale			20.006	20.607	21.225	21.861	
9				*Growth Q/Q*						
10				*Growth Y/Y*		*3.0%*	*3.0%*	*3.0%*	*3.0%*	
11			Outsourced			3.290	3.389	3.490	3.595	
12				*Growth Q/Q*						
13				*Growth Y/Y*		*3.0%*	*3.0%*	*3.0%*	*3.0%*	
14			Retail			2.585	2.611	2.637	2.663	
15				*Growth Q/Q*						
16				*Growth Y/Y*		*1.0%*	*1.0%*	*1.0%*	*1.0%*	
17		Total minutes of use				25.881	26.606	27.352	28.120	3.5%
18				*Growth Q/Q*						
19				*Growth Y/Y*		*2.8%*	*2.8%*	*2.8%*	*2.8%*	
20										
21		Price per minute								
22			Wholesale			0.041	0.040	0.040	0.040	
23				*Growth Q/Q*						
24				*Growth Y/Y*		*(1.0%)*	*(1.0%)*	*(1.0%)*	*(1.0%)*	
25			Outsourced			0.059	0.059	0.059	0.058	
26				*Growth Q/Q*						
27				*Growth Y/Y*		*(1.0%)*	*(1.0%)*	*(1.0%)*	*(1.0%)*	
28			Retail			0.037	0.036	0.036	0.035	
29				*Growth Q/Q*						
30				*Growth Y/Y*		*(2.0%)*	*(2.0%)*	*(2.0%)*	*(2.0%)*	
31		Aggregate price per minute				0.043	0.042	0.042	0.041	-1.9%
32				*Growth Q/Q*						
33				*Growth Y/Y*		*(1.2%)*	*(1.2%)*	*(1.1%)*	*(1.1%)*	
34										
35		Cost per minute								
36			Wholesale			0.037	0.036	0.036	0.035	
37				*Growth Q/Q*						
38				*Growth Y/Y*		*(1.0%)*	*(1.0%)*	*(1.0%)*	*(1.0%)*	
39			Outsourced			0.053	0.052	0.052	0.051	
40				*Growth Q/Q*						
41				*Growth Y/Y*		*(1.0%)*	*(1.0%)*	*(1.0%)*	*(1.0%)*	
42			Retail			0.032	0.031	0.030	0.030	
43				*Growth Q/Q*						
44				*Growth Y/Y*		*(2.0%)*	*(2.0%)*	*(2.0%)*	*(2.0%)*	
45		Aggregrate cost per minute				0.038	0.038	0.037	0.037	
46				*Growth Q/Q*						
47				*Growth Y/Y*		*(1.2%)*	*(1.0%)*	*(1.0%)*	*(1.0%)*	
48										
49		Margin per minute								
50			Wholesale			0.004	0.004	0.004	0.004	
51				*Margin*		*10.4%*	*10.4%*	*10.4%*	*10.4%*	
52			Outsourced			0.007	0.007	0.006	0.006	
53				*Margin*		*11.1%*	*11.1%*	*11.1%*	*11.1%*	
54			Retail			0.005	0.005	0.005	0.005	
55				*Margin*		*14.3%*	*14.3%*	*14.3%*	*14.3%*	
56		Total Margin per minute				0.005	0.005	0.005	0.004	
57				*Margin*		*10.9%*	*10.9%*	*10.9%*	*10.8%*	
58										

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Confidential
KPN00029999

2015 2016 2017 2018 9-year CAGR P&L Revenue Wholesale Outsourced Retail Total revenue Growth Y/Y Cost of sale Wholesale Outsourced Retail Total Cost of sale Gross profit Wholesale Outsourced Retail Total gross profit Margin Operating expenses Research & Development % of revenue SG&A % of revenue Total Opex % of revenue EBITDA Margin D&A PPE % of revenue Amortization intangibles % of revenue Depreciation & Amortization % of revenue Stock-based compensation EBIT Margin Taxes on EBIT Tax rate Interest income Interest expense Taxes paid Implied tax rate Net income Cash flow Capex (Cumulative for year) Capex (Period) % of sales Strictly private and confidential Page 11 of 20 Print date:  AUTODATE Confidential KPN00030000

AUTOPATH	Mergers and Acquisitions
kpn

	B	C	D	E	F	AA	AB	AC	AD	AE
4						2015	2016	2017	2018	9-year CAGR
119
120	EBITDA less capex					18.5	18.7	19.0	19.2

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Mergers and Acquisitions
 kpn

Cell:	L8
Comment:	Jan Rodenburg:
IBAS press release (all Q’s)

Cell:	L11
Comment:	Jan Rodenburg:
IBAS press release (all Q’s)

Cell:	L14
Comment:	Jan Rodenburg:
IBAS press release (all Q’s)

Cell:	G17
Comment:	Jan Rodenburg:
Jefferies

Cell:	G31
Comment:	Jan Rodenburg:
Jefferies

Cell:	Q31
Comment:	Jan Rodenburg:
IBAS press release

Cell:	Q45
Comment:	Jan Rodenburg:
IBAS press release

Cell:	G62
Comment:	Jan Rodenburg:
Jefferies

Cell:	L62
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

Cell:	Q62
Comment:	Jan Rodenburg:
IBAS press release

Cell:	L63
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

Cell:	Q63
Comment:	Jan Rodenburg:
IBAS press release

Cell:	L64
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

Cell:	Q64
Comment:	Jan Rodenburg:
IBAS press release

Cell:	L69
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

Cell:	L70
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

Cell:	L71
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

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AUTOPATH
Mergers and Acquisitions
kpn

Cell: Q75
Comment: Jan Rocenburg:
IBAS press release

Cell: Q76
Comment: Jan Rocenburg:
IBAS press release

Cell: Q77
Comment: Jan Rocenburg:
IBAS press release

Cell: L82
Comment: Jan Rocenburg:
Jefferies

Cell: M82
Comment: Jan Rocenburg:
Jefferies

Cell: N82
Comment: Jan Rocenburg:
Jefferies

Cell: O82
Comment: Jan Rocenburg:
Jefferies

Cell: L86
Comment: Jan Rocenburg:
Jefferies

Cell: M86
Comment: Jan Rocenburg:
Jefferies

Cell: N86
Comment: Jan Rocenburg:
Jefferies

Cell: O86
Comment: Jan Rocenburg:
Jefferies

Cell: P94
Comment: Jan Rocenburg:
10K '08 page 88

Cell: U94
Comment: Jan Rocenburg:
Set equal to capex

Cell: U96
Comment: Jan Rocenburg:
10K '08 page 89

Cell: V96
Comment: Jan Rocenburg:
10K '08 page 89

Cell: W96
Comment: Jan Rocenburg:
10K '08 page 89

Cell: X96
Comment: Jan Rocenburg:
10K '08 page 89

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Mergers and Acquisitions
kpn

Cell: Y96
Comment: Jan Rocenburg:
10K '08 page 89

Cell: P98
Comment: Jan Rocenburg:
10K '08 page 67

Cell: V101
Comment: Jan Rocenburg:
Jefferies forecast

Cell: W101
Comment: Jan Rocenburg:
Jefferies forecast

Cell: X101
Comment: Jan Rocenburg:
Jefferies forecast

Cell: Y101
Comment: Jan Rocenburg:
Jefferies forecast

Cell: Z101
Comment: Jan Rocenburg:
Jefferies forecast

Cell: K110
Comment: Jan Rocenburg:
10K '08 page 52

Cell: P110
Comment: Jan Rocenburg:
10K '08 page 52

Cell: U117
Comment: Jan Rocenburg:
Company guidance

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Mergers and Acquisitions

	A	B	C	D	E	F	G	H	I	J	K
1											
2		**Jefferies and Co. projections January 27 - 2009**									
3											
4		($ mn)					**Q1 2009**	**Q2 2009**	**Q3 2009**	**Q4 2009**	**2009**
5											
6			Minutes of Use				5.8	5.9	6.2	6.2	24.1
7					*Growth*			3.0%	4.0%	1.0%	
8											
9			Price per minute				0.052	0.052	0.052	0.052	0.052
10					*Growth*			0.0%	0.0%	0.0%	
11											
12			Revenue								
13				Wholesale			221.2	228.2	236.6	238.3	925.3
14					*Growth*			2.7%	3.7%	0.7%	
15				Outsourced from KPN			52.9	54.0	55.6	55.7	218.2
16					*Growth*			2.1%	3.0%	0.2%	
17				Retail			26.8	27.8	29.2	29.7	113.5
18					*Growth*			3.7%	5.0%	1.7%	
19			Total revenue				301.9	310.0	321.5	323.7	1,257.0
20					*Growth*			2.7%	3.7%	0.7%	
21											
22			COGS								
23				Wholesale			204.1	209.3	216.5	217.9	847.8
24					*Growth*			2.5%	3.4%	0.6%	
25				Outsourced from KPN			43.9	45.0	46.5	46.8	182.2
26					*Growth*			2.5%	3.3%	0.6%	
27				Retail			22.6	23.1	23.9	24.1	93.9
28					*Growth*			2.2%	3.5%	0.8%	
29			Total COGS				270.6	277.5	287.0	288.8	1,123.7
30					*Growth*			2.5%	3.4%	0.6%	
31											
32			Gross profit				31.3	32.6	34.5	34.9	133.3
33					*Margin*		10.4%	10.5%	10.7%	10.8%	10.6%
34											
35			Operating expenses								
36				Research & Development			5.6	5.8	6	6	23.4
37					*% of revenue*		1.9%	1.9%	1.9%	1.9%	1.9%
38				Selling & Marketing			0.0	0.0	0.0	0.0	0.0
39					*% of revenue*		0.0%	0.0%	0.0%	0.0%	0.0%
40				General & Administrative			17.4	17.89	18.4	18.6	72.3
41					*% of revenue*		5.8%	5.8%	5.7%	5.7%	5.8%
42			Total Opex				23.0	23.7	24.4	24.6	95.7
43											
44			EBITDA				8.3	8.9	10.1	10.3	37.6
45					*Margin*		2.7%	2.9%	3.1%	3.2%	3.0%
46											
47			Depreciation				7.8	8.0	8.1	8.2	32.2
48					*% of revenue*		2.6%	2.6%	2.5%	2.6%	2.6%
49											
50			Stock based compensation				0.7	0.7	0.7	0.7	2.6
51		Select				On					
52			EBIT				0.5	0.9	2.0	2.0	5.4
53					*Margin*		0.2%	0.3%	0.6%	0.6%	0.4%

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KPN00030005

AUTOPATH  Mergers and Acquisitions kpn L M N O P 2010 2011 2012 2013 2014 Strictly private and confidential Page 17 of 20 Print date:  AUTODATE Confidential KPN00030006

AUTOPATH Mergers and Acquisitions

Business case

($ mn)	2004PF	2005PF	2006PF	2007PF	2008A	2009E	2010E	2011E	2012E	2013E	2014E	2015E
Revenue	**994.2**	**1,140.6**	**1,298.9**	**1,390.6**	**1,323.6**	**1,015.5**	**1,023.2**	**1,037.4**	**1,053.9**	**1,070.8**	**1,089.0**	**1,107.5**
Growth		*14.7%*	*13.9%*	*7.1%*	*(4.8%)*	*(23.3%)*	*0.8%*	*1.4%*	*1.6%*	*1.6%*	*1.7%*	*1.7%*
Cost of revenue	873.6	1,037.3	1,165.5	1,248.2	1,187.3	893.7	906.1	920.5	937.4	954.2	970.5	987.1
Gross margin	120.6	103.3	133.4	142.4	136.3	121.8	117.1	116.9	116.5	116.6	118.5	120.4
Margin	*12.1%*	*9.1%*	*10.3%*	*10.2%*	*10.3%*	*12.0%*	*11.4%*	*11.3%*	*11.1%*	*10.9%*	*10.9%*	*10.9%*
Operating expenses	57.2	64.4	72.5	90.1	94.0	80.3	79.0	80.1	81.4	82.7	84.1	85.5
Operating EBITDA	**63.4**	**38.9**	**60.9**	**52.3**	**42.3**	**41.5**	**38.0**	**36.8**	**35.1**	**33.9**	**34.4**	**34.9**
Margin	*6.4%*	*3.4%*	*4.7%*	*3.8%*	*3.2%*	*4.1%*	*3.7%*	*3.5%*	*3.3%*	*3.2%*	*3.2%*	*3.1%*
Depreciation and amort.	24.6	18.8	17.4	n.a.	32.0	34.4	33.0	31.7	28.1	19.7	19.1	18.4
Operating EBIT	**38.8**	**20.1**	**43.5**	**n.a.**	**10.3**	**7.1**	**5.0**	**5.1**	**7.0**	**14.2**	**15.3**	**16.5**
Margin	*3.9%*	*1.8%*	*3.3%*	*n.a.*	*0.8%*	*0.7%*	*0.5%*	*0.5%*	*0.7%*	*1.3%*	*1.4%*	*1.5%*
Capex	(7.5)	(8.3)	(14.8)	n.a.	(16.0)	(15.0)	(15.1)	(15.3)	(15.6)	(15.8)	(16.1)	(16.4)
EBITDA - Capex	**55.9**	**30.6**	**46.1**	**n.a.**	**26.3**	**26.5**	**22.9**	**21.4**	**19.6**	**18.1**	**18.3**	**18.5**

Jefferies

($ mn)
Revenue
Growth
Cost of revenue
Gross margin
Margin
Operating expenses
Operating EBITDA
Margin
Depreciation and amort.
Operating EBIT
Margin

Capex
EBITDA - Capex

Revenue ($ mn)	2004A	2005A	2006A	2007A	2008A	2009E	2010E	2011E	2012E	2013E	2014E	2015E
Base case	994.2	1,140.6	1,298.9	1,390.6	1,323.6	1,015.5	1,023.2	1,037.4	1,053.9	1,070.8	1,089.0	1,107.5
Jefferies and Co.						1,257.1	1,275.4	1,289.2	1,303.6	1,316.1	1,328.6	

Gross margin ($ mn)	2004A	2005A	2006A	2007A	2008A	2009E	2010E	2011E	2012E	2013E	2014E	2015E
Base case	120.6	103.3	133.4	142.4	136.3	121.8	117.1	116.9	116.5	116.6	118.5	120.4
Jefferies and Co.						133.4	137.4	139.0	140.6	142.0	143.4	

EBITDA ($ mn)	2004A	2005A	2006A	2007A	2008A	2009E	2010E	2011E	2012E	2013E	2014E	2015E
Base case	63.4	38.9	60.9	52.3	42.3	41.5	38.0	36.8	35.1	33.9	34.4	34.9
Jefferies and Co.						37.6	40.6	41.2	41.7	42.1	42.6	

EBITDA - capex ($ mn)	2004A	2005A	2006A	2007A	2008A	2009E	2010E	2011E	2012E	2013E	2014E	2015E
Base case	55.9	30.6	46.1	n.a.	26.3	26.5	22.9	21.4	19.6	18.1	18.3	18.5
Jefferies and Co.						22.6	22.6	20.2	17.7	15.8	14.3	

Gross margin (%)	2004A	2005A	2006A	2007A	2008A	2009E	2010E	2011E	2012E	2013E	2014E	2015E
Base case	12.1%	9.1%	10.3%	10.2%	10.3%	12.0%	11.4%	11.3%	11.1%	10.9%	10.9%	10.9%
Jefferies and Co.						10.6%	10.8%	10.8%	10.8%	10.8%	10.8%	

EBITDA margin (%)	2004A	2005A	2006A	2007A	2008A	2009E	2010E	2011E	2012E	2013E	2014E	2015E
Base case	6.4%	3.4%	4.7%	3.8%	3.2%	4.1%	3.7%	3.5%	3.3%	3.2%	3.2%	3.1%
Jefferies and Co.						3.0%	3.2%	3.2%	3.2%	3.2%	3.2%	

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Mergers and Acquisitions

	Q	R	S	T	U	V	W	X	Y	Z	AA
1											
2											
3											
4	**2004PF**	**2005PF**	**2006PF**	**2007PF**	**2008A**	**2009E**	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**
5	**994.2**	**1,140.6**	**1,298.9**	**1,390.6**	**1,323.6**	**1,257.1**	**1,275.4**	**1,289.2**	**1,303.6**	**1,316.1**	**1,328.6**
6		*14.7%*	*13.9%*	*7.1%*	*-4.8%*	*-5.0%*	*1.5%*	*1.1%*	*1.1%*	*1.0%*	*0.9%*
7	873.6	1,037.3	1,165.5	1,248.2	1,187.3	1,123.7	1,138.0	1,150.2	1,163.0	1,174.1	1,185.2
8	120.6	103.3	133.4	142.4	136.3	133.4	137.4	139.0	140.6	142.0	143.4
9	*12.1%*	*9.1%*	*10.3%*	*10.2%*	*10.3%*	*10.6%*	*10.8%*	*10.8%*	*10.8%*	*10.8%*	*10.9%*
10	57.2	64.4	72.5	90.1	94.0	95.6	96.0	97.0	98.9	99.9	100.8
11	**63.4**	**38.9**	**60.9**	**52.3**	**42.3**	**37.8**	**40.6**	**41.2**	**41.7**	**42.1**	**42.6**
12	*6.4%*	*3.4%*	*4.7%*	*3.8%*	*3.2%*	*3.0%*	*3.2%*	*3.2%*	*3.2%*	*3.2%*	*3.2%*
13	24.6	18.8	17.4	n.a.	32.0	32.2	32.9	33.3	31.2	28.8	27.6
14	**38.8**	**20.1**	**43.5**	**n.a.**	**10.3**	**5.6**	**7.7**	**7.9**	**10.5**	**13.3**	**15.0**
15	*3.9%*	*1.8%*	*3.3%*	*n.a.*	*0.8%*	*0.4%*	*0.6%*	*0.6%*	*0.8%*	*1.0%*	*1.1%*
16											
17	(7.5)	(8.3)	(14.8)	n.a.	(16.0)	(15.0)	(18.0)	(21.0)	(24.0)	(26.3)	(28.3)
18	**55.9**	**30.6**	**46.1**	**n.a.**	**26.3**	**22.8**	**22.6**	**20.2**	**17.7**	**15.8**	**14.3**
19											
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Mergers and Acquisitions

Cell: C3
Comment: Jan Rocenburg:
Source: Volcano SvB presentation

Cell: D3
Comment: Jan Rocenburg:
Source: Volcano SvB presentation

Cell: E3
Comment: Jan Rocenburg:
Source: Volcano SvB presentation

Cell: F3
Comment: Jan Rocenburg:
Source jeffries report Q4 08

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KPN00030009